EXHIBIT 3.1

                          Certificate of Incorporation


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                                                                          PAGE 1

                                State of Delaware

                        Office of the Secretary of State
                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "MEDIQ/PLSS, INC.", FILED IN THIS OFFICE ON THE FIRST DAY OF MAY, A.D. 1992, AT 10 O'CLOCK A.M.


                                     [LOGO]

                                            /s/ Edward J. Freel
                                            -----------------------------------
                                            Edward J. Freel, Secretary of State

                                            AUTHENTICATION: 9077668
                                            DATE: 05-13-98
2296368   8100

981182714


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                          CERTIFICATE OF INCORPORATION
                                       OF
                                MEDIQ/PLSS, INC.

     1. The name of the corporation is

                                MEDIQ/PLSS, INC.

     2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

     3. The nature of the business or purposes to be conducted or promoted is:

     To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     4. The total number of shares of stock which the corporation shall have authority to issue is Two Thousand (2,000) of which stock One Thousand (1,000) shares of the par value of Ten Dollars ($10.00) each, amounting in the aggregate to Ten Thousand Dollars ($10,000) shall be Common stock and of which One Thousand (1,000) shares of the par value of Ten Dollars ($10.00) each, amounting in the aggregate to Ten Thousand Dollars ($10,000) shall be Class A Common stock.

     5. The name and mailing address of each incorporator in as follows:

           NAME                                  MAILING ADDRESS
           ----                                  ---------------

         M. A. Brzoska                      Corporation Trust Center
                                            1209 Orange Street
                                            Wilmington, Delaware 19801


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         D. A. Hampton                      Corporation Trust Center
                                            1209 Orange Street
                                            Wilmington, Delaware 19801

         L. J. Vitalo                       Corporation Trust Center
                                            1209 Orange Street
                                            Wilmington, Delaware 19801

     6. The corporation is to have perpetual existence.

     7. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized:

     To make, alter or repeal the by-laws of the corporation.

     8. Elections of directors need not be by written ballot unless the by-laws of the corporation shall so provide.

     Meetings of stockholders may be held within or without the State of Delaware, as the by-laws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation.

     9. The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

     10. A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty an a director except for liability (i) for any breach of the director's duty of loyalty to the corporation


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or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit.

     WE, THE UNDERSIGNED, being each of the incorporators hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is our act and deed and the facts stated are true, and accordingly have hereunto set our hands this 1st day of May 1991.


                                            /s/ M. A. Brzoska
                                            -----------------------------------
                                            M. A. Brzoska


                                            D. A. Hampton
                                            -----------------------------------
                                            D. A. Hampton


                                            L. J. Vitalo
                                            -----------------------------------
                                            L. J. Vitalo


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                                                                          PAGE 1

                                State of Delaware

                        Office of the Secretary of State
                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

     "MEDIQ/PRN LIFE SUPPORT SERVICES, INC.", A CALIFORNIA CORPORATION,

     WITH AND INTO "MEDIQ/PLSS, INC." UNDER THE NAME OF "MEDIQ/PRN LIFE SUPPORT SERVICES, INC.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE FIRST DAY OF JUNE, A.D. 1993, AT 12 O'CLOCK P.M.


                                     [LOGO]

                                            /s/ Edward J. Freel
                                            ------------------------------------
                                            Edward J. Freel, Secretary of State


                                            AUTHENTICATION:  9077669

                                            DATE: 05-13-98

2296368   8100M
981182714

                              CERTIFICATE OF MERGER

                                       OF

                      MEDIQ/PRN Life Support Services, Inc.

                                      INTO

                                MEDIQ/PLSS, Inc.

                                   * * * * *

     The undersigned corporation

     DOES HEREBY CERTIFY:

     FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

     NAME                          STATE OF INCORPORATION

     MEDIQ/PRN Life Support        California
     Services, Inc.

     MEDIQ/PLSS, Inc.              Delaware

     SECOND: That an Agreement of Merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 252 of the General Corporation Law of Delaware.

     THIRD: The name of the surviving corporation of the merger is MEDIQ/PLSS, Inc., which shall herewith be changed to MEDIQ/PRN Life Support Services, Inc., a Delaware Corporation.

     FOURTH: That the amendments or changes in the Certificate of Incorporation of MEDIQ/PLSS, Inc., a Delaware corporation, which is the surviving corporation, that are to be effected by the merger are as follows:


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     FIRST: The name of the corporation is

                      MEDIQ/PRN Life Support Services, Inc.

     FIFTH: That the executed Agreement of Merger is on file at the principal place of business of the surviving corporation, the address of which is One MEDIQ Plaza, Pennsauken, New Jersey 08110.

     SIXTH: That a copy of the Agreement of Merger will be furnished on request and without cost, to any stockholder of any constituent corporation.

     SEVENTH: The authorized capital stock of each foreign corporation which is a party to the merger is as follows:

                                                                      Par Value
Corporation                  Class           Number of Shares         Per Share
-----------                  -----           ----------------         ---------

MEDIQ/PRN Life               Common              20,000                  $.01
  Support Services, Inc.


MEDIQ/PRN Life               Class A             20,000                  $.01
  Support Services, Inc.     Common

     EIGHTH: That this Certificate of Merger shall be effective on June 1, 1993.

Dated May 28th, 1993.

                                           MEDIQ/PLSS, Inc.

                                           By /s/ Michael F. Sandler
                                              ----------------------------------
                                              Michael F. Sandler, Vice President


ATTEST:

By /s/ Alan S. Einhorn
   ------------------------------------
   Alan S. Einhorn, Assistant Secretary



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                                                                     PAGE 1

                                State of Delaware

                        Office of the Secretary of State
                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "MEDIQ/PRN LIFE SUPPORT SERVICES, INC.", FILED IN THIS OFFICE ON THE TWENTY-NINTH DAY OF JUNE, A.D. 1993, AT 10 O'CLOCK A.M.


                                     [LOGO]

                                            /s/ Edward J. Freel
                                            -----------------------------------
                                            Edward J. Freel, Secretary of State


                                            AUTHENTICATION: 9077670
                                            DATE: 05-13-98

2296368  8100

981182714

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                    OF MEDIQ/PRN LIFE SUPPORT SERVICES, INC.

     The undersigned, being the Vice President - Treasurer of MEDIQ/PRN Life Support Services, Inc. certifies that in accordance with Section 242 of the Delaware General Corporation Law, the following amendment to the Certificate of Incorporation was duly considered and approved by the holders of a majority of the voting power of the outstanding shares qualified to vote thereon by unanimous written consent of the sole shareholder dated June 2, 1993:

          RESOLVED, that the first sentence of Article IV of the Certificate of Incorporation of this Corporation shall read in its entirety as follows:

     "The total number of shares of all classes of stock which the Company shall have the authority to issue is 20,000 shares of Common Stock of a par value of $.01 per share and 2,000 shares of Class A Common Stock of a par value of $.01 per share.

     IN WITNESS WHEREOF, MEDIQ/PRN Life Support Services, Inc. has caused its corporate seal to be hereunto affixed and this Certificate to be signed by its Vice President - Treasurer, Michael F. Sandler, and attested by its Assistant Secretary, Alan S. Einhorn, this 21st day of June, 1993.

      [Corporate Seal]                      MEDIQ/PRN LIFE SUPPORT
                                            SERVICES, INC.


                                        By: /s/ Michael F. Sandler
                                            -----------------------------------
                                            Michael F. Sandler
                                            Vice President - Treasurer

                                        ATTEST: /s/ Alan S. Einhorn
                                                -------------------------------
                                                Alan S. Einhorn
                                                Assistant Secretary


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                                                                          PAGE 1

                                State of Delaware

                        Office of the Secretary of State
                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP, WHICH MERGES:

     "CRITICARE HOSPITAL SERVICES, INC.", A WASHINGTON CORPORATION,

     WITH AND INTO "MEDIQ/PRN LIFE SUPPORT SERVICES, INC." UNDER THE NAME OF "MEDIQ/PRN LIFE SUPPORT SERVICES, INC.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE FOURTH DAY OF FEBRUARY, A.D. 1994, AT 10 O'CLOCK A.M.



                                     [LOGO]

                                            /s/ Edward J. Freel
                                            ------------------------------------
                                            Edward J. Freel, Secretary of State


                                            AUTHENTICATION: 9077671
                                            DATE: 05-13-98


2296368 8100M

981182714

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                     MERGING

                        Criticare Hospital Services, Inc.

                                      INTO

                      MEDIQ/PRN Life Support Services, Inc.

     MEDIQ/PRN Life Support Services, Inc., a corporation organized and existing under the laws of Delaware,

     DOES HEREBY CERTIFY:

     FIRST: That this corporation was incorporated on the lst day of May, 1992, pursuant to the General Corporation Law of the State of Delaware.

     SECOND: That this corporation owns all of the outstanding shares of each class of the stock of Criticare Hospital Services, Inc., a corporation incorporated on the 3rd day of February, 1981, pursuant to the Business Corporate Act of the State of Washington.

     THIRD: That this corporation, by the following resolutions of its Board of Directors, duly adopted by unanimous written consent of its members, filed with the Board on the 18th day of January, 1994, determined to and did merge into itself said Criticare Hospital Services, Inc.:

     RESOLVED, that MEDIQ/PRN Life Support Services, Inc. merge, and it hereby does merge into itself said Criticare Hospital Services, Inc., and assumes all of its obligations; and

     FURTHER RESOLVED, that the merger shall be effective upon the date of filing with the Secretary of State of Delaware.


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     FURTHER RESOLVED, that the proper officers of this corporation be and they hereby are directed to make and execute a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge said Criticare Hospital Services, Inc. and assume its liabilities and obligations, and the date of adoption thereof, and to cause the same to be filed with the Secretary of State and a certified copy recorded in the office of the Recorder of Deeds of New Castle County and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in anywise necessary or proper to effect said merger.

     FIFTH: Anything herein or elsewhere to the contrary notwithstanding, this merger may be amended or terminated and abandoned by the Board of Directors of MEDIQ/PRN Life Support Services, Inc. at any time prior to the date of filing the merger with the Secretary of State.

     IN WITNESS WHEREOF, said MEDIQ/PRN Life Support Services, Inc. has caused this Certificate to be signed by Thomas E. Carroll, its Executive Vice President and attested by Alan S. Einhorn, its Assistant Secretary, this 19th day of January, 1994.

                                          MEDIQ/PRN Life Support Services, Inc.


                                          By: /s/ Thomas E. Carroll
                                              ---------------------------------
                                              Thomas E. Carroll
                                              Executive Vice President

ATTEST:

By: /s/ Alan S. Einhorn
    --------------------------------
    Alan S. Einhorn, Ass't Secretary


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                                                                          PAGE 1

                                State of Delaware

                        Office of the Secretary of State
                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

     "MEDIQ/PRN LIFE SUPPORT SERVICES - I, INC.", A DELAWARE CORPORATION,

     WITH AND INTO "MEDIQ/PRN LIFE SUPPORT SERVICES, INC." UNDER THE NAME OF "MEDIQ/PRN LIFE SUPPORT SERVICES, INC.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE FIRST DAY OF OCTOBER, A.D. 1996, AT 9 O'CLOCK A.M.


                                     [LOGO]

                                            /s/ Edward J. Freel
                                            -----------------------------------
                                            Edward J. Freel, Secretary of State


                                            AUTHENTICATION: 9077672

                                            DATE: 05-13-98


2296368 8100M

981182714

     STATE OF DELAWARE
    SECRETARY OF STATE
 DIVISION OF CORPORATIONS
FILED 09:00 AM 10/01/1996
960284529 - 2296368

                              CERTIFICATE OF MERGER
                                       OF
                    MEDIQ/PRN LIFE SUPPORT SERVICES - I, INC.
                                  WITH AND INTO
                      MEDIQ/PRN LIFE SUPPORT SERVICES, INC.

   Under Section 251 of the General Corporation Law of the State of Delaware

-------------------------------------------------------------------------------

MEDIQ/PRN Life Support Services, Inc. hereby certifies that:

1. The name and state of incorporation of each of the constituent corporations to the merger are:

     (a) MEDIQ/PRN Life Support Services, Inc., a Delaware corporation ("Surviving Entity"); and

     (b) MEDIQ/PRN Life Support Services - I, Inc., a Delaware corporation ("PRN-I").

2. An Agreement and Plan of Merger (the "Merger Agreement") between Surviving Entity, PRN-I and the sole stockholder of each of Surviving Entity and PRN-I has been approved, adopted, certified, executed and acknowledged by Surviving Entity and PRN-I in accordance with the provisions of Section 251 of the General Corporation Law of the State of Delaware.

3. The name of the corporation surviving the merger is MEDIQ/PRN Life Support Services, Inc.

4. The Certificate of Incorporation of Surviving Entity as in effect immediately prior to the effective time of the merger shall be the Certificate of Incorporation of the surviving corporation until further amended as provided therein and under Delaware law.

5. An executed copy of the Merger Agreement is on file at the principal place of business of Surviving Entity at One MEDIQ Plaza, Pennsauken, New Jersey 08110-1460.

6. A copy of the Merger Agreement will be furnished by Surviving Entity, on request and without cost, to any stockholder of PRN-I or Surviving Entity.

     IN WITNESS WHEREOF, Surviving Entity has caused this Certificate of Merger to be signed by a duly authorized officer thereof, as of the 1st day of October, 1996.

                                          MEDIQ/PRN LIFE SUPPORT SERVICES, INC.

                                          By: /s/ Jay M. Kaplan
                                              ---------------------------------
                                              Name:  Jay M. Kaplan
                                              Title: Senior Vice-President

                                State of Delaware

                        Office of the Secretary of State
                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP, WHICH MERGES:

     "PRN HOLDINGS, INC.", A DELAWARE CORPORATION,

     WITH AND INTO "MEDIQ/PRN LIFE SUPPORT SERVICES, INC." UNDER THE NAME OF "MEDIQ/PRN LIFE SUPPORT SERVICES, INC.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE ELEVENTH DAY OF MAY, A.D. 1998, AT 1 O'CLOCK P.M.


                                     [LOGO]

                                            /s/ Edward J. Freel
                                            -----------------------------------
                                            Edward J. Freel, Secretary of State


                                            AUTHENTICATION: 9077674
                                            DATE: 05-13-98


2296368 8100M

981182714

                       CERTIFICATE OF OWNERSHIP AND MERGER
                                     MERGING
                               PRN HOLDINGS, INC.
                                      INTO
                      MEDIQ/PRN LIFE SUPPORT SERVICES, INC.


     PRN Holdings, Inc. a corporation organized and existing under the laws of Delaware, DOES HEREBY CERTIFY:

     FIRST: That this corporation was incorporated on the 24th day of May, 1994, pursuant to the General Business Corporation Laws of the State of Delaware.

     SECOND: That this corporation owns all of the outstanding shares of the Conunon stock of MEDIQ/PRN Life Support Services, Inc., a corporation incorporated on the 1st day of May, 1992, pursuant to the General Business Corporation Laws of the State of Delaware.

     THIRD: That the directors of PRN Holdings, Inc., by the following resolutions of its board of Directors, duly adopted by the unanimous written consent of its members, filed with the minutes of the Board on the 11th day of May 1998, determined to merge itself into said MEDIQ/PRN Life Support Services, Inc.

     RESOLVED, that PRN Holdings, Inc. merge, and it hereby does merge itself into said MEDIQ/PRN Life Support Services, Inc. which assumes all of the obligations of PRN Holdings, Inc.

     FURTHER RESOLVED, that the merger shall be effective upon filing with the Secretary of State of Delaware.

     FURTHER RESOLVED, that the proposed merger was submitted to the sole stockholder of PRN Holdings, Inc. at a meeting of such stockholder duly called and held after twenty days' notice of the purpose thereof mailed to the address of such stockholder as it appears in the records of the corporation; and upon receiving the affirmative vote of the holder of all of the outstanding stock entitled to vote thereon of PRN Holdings, Inc., the merger was approved; and

     FURTHER RESOLVED, that the proper officer of this corporation be and he is hereby directed to make and execute a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge itself into said MEDIQ/PRN Life Support Services, Inc., and the date of adoption thereof, and to cause the same to be filed with the Secretary of State and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in anywise necessary or proper to effect said merger, and

     FOURTH: Anything herein or elsewhere to the contrary notwithstanding, this merger may be amended or terminated and abandoned by the Board of Directors of PRN Holdings, Inc. at any time prior to the time that this merger filed with the Secretary of State becomes effective.

     IN WITNESS WHEREOF, said PRN Holdings, Inc. has caused this Certificate to be signed by Jay M. Kaplan, its Senior Vice President, this 11th day of May, 1998.

                                          PRN Holdings, Inc.

                                          BY: /s/ Jay M. Kaplan
                                              -------------------------------
                                              Jay M. Kaplan, Sr. Vice President